UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 3, 2026

ALARM.COM HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-37461	26-4247032
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8281 Greensboro Drive Suite 100 Tysons Virginia	22102
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (877) 389-4033

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.01 par value per share	ALRM	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On June 3, 2026, Alarm.com Holdings, Inc. (the “Company”) held its 2026 Annual Meeting of Stockholders (the “Annual Meeting”), at which a quorum was present. At the Annual Meeting, the stockholders of the Company voted on the following three proposals: (1) to elect eight nominees for director to hold office until the Company’s 2027 Annual Meeting of Stockholders and until their successors are duly elected and qualified (“Proposal 1”), (2) to ratify the selection by the Audit Committee of the Company’s Board of Directors (the “Board of Directors”) of PricewaterhouseCoopers LLP as the independent registered public accounting firm of the Company for its fiscal year ending December 31, 2026 (“Proposal 2”), and (3) to approve, on an advisory basis, the compensation of the Company’s named executive officers as disclosed in the Company’s Proxy Statement (“Proposal 3”). The final results of the voting on each proposal are set forth below.

Proposal 1 – Election of Directors

The Company’s stockholders elected the eight persons listed below as directors, each to serve until the Company’s 2027 Annual Meeting of Stockholders and until their respective successors are duly elected and qualified. The votes cast were as follows:

Nominee	For	Against	Abstain	Broker Non-Votes
Donald Clarke	37,968,716	1,660,921	66,962	5,566,652
Rear Admiral (Ret.) Stephen Evans	38,180,165	1,355,480	160,953	5,566,653
Cecile Harper	38,369,415	1,166,677	160,506	5,566,653
Timothy McAdam	34,763,474	4,866,123	67,002	5,566,652
Darius G. Nevin	38,637,805	989,361	69,433	5,566,652
Stephen Trundle	39,255,377	373,320	67,902	5,566,652
Timothy J. Whall	39,343,343	284,679	68,576	5,566,653
Simone Wu	39,502,229	126,915	67,455	5,566,652

Proposal 2 – Ratification of the Selection by the Audit Committee of the Board of Directors of PricewaterhouseCoopers LLP as the Independent Registered Public Accounting Firm of the Company for its Fiscal Year Ending December 31, 2026

The Company’s stockholders approved Proposal 2. The votes cast were as follows:

For	Against	Abstain
44,914,540	281,962	66,749

There were no broker non-votes with respect to Proposal 2.

Proposal 3 – Advisory Vote on Executive Compensation

The Company’s stockholders approved, on a non-binding advisory basis, Proposal 3. The votes cast were as follows:

For	Against	Abstain	Broker Non-Votes
38,027,762	1,596,532	72,304	5,566,653

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Alarm.com Holdings, Inc.

Date: June 8, 2026
	By:	/s/ Kevin Bradley
Kevin Bradley
Chief Financial Officer